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                                                                    Exhibit 99.1


                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-Q of Certron Corporation (the "company") for the quarter ended April 30, 2003 as filed with the Securities and Exchange Commission as of the date hereof (the "report"), I , Marshall I. Kass, Chief Executive Officer and Chief Financial officers of the company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

                                            /s/ Marshall I. Kass
                                            -----------------------------------
                                            Name   : Marshall I. Kass
                                            Title  : Chairman of the Board,
                                                     Chief Executive Officer
                                            Date   : June 9, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, expect to the extend required by the Sarbanes-Oxley Act of 2002, be deemed filed by the company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.